Exhibit 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Zep Inc. (the “Corporation”) for the quarter ended November 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark R. Bachmann, the Executive Vice President and Chief Financial Officer of the Corporation, hereby certifies that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Mark R. Bachmann
Mark R. Bachmann
Executive Vice President and Chief Financial Officer
January 6, 2014